Exhibit 99.1

 Bringing medical inn  vation to life  Orchestra BioMed  Corporate Presentation July 2022

 Important Notice and Disclaimer  This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Health Sciences Acquisitions Corporation 2 (“HSAC2”) and Orchestra BioMed, Inc. (“OBIO,” “Orchestra,” or the “Company”) and for no other purpose. The information contained herein does not purport to be all-inclusive and none of HSAC2, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Neither the Company nor HSAC2 has verified, or will verify, any part of this Presentation. 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Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against HSAC2, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of HSAC2, or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to commercialize its product candidates, maintain relationships with physicians and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the risks and uncertainties set forth on the slides titled “Summary of Risk Factors” located in the appendix to this Presentation; and (13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward Looking Statements” in HSAC2’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022. There may be additional risks that neither HSAC2 nor the Company presently know or that HSAC2 and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  2

 Important Notice and Disclaimer (Cont’d)  3  You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.  Industry and Market Data  In this Presentation, the Company may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information.  Trademarks  HSAC2 and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. 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Additional Information  In connection with the proposed Business Combination, HSAC2 intends to file a preliminary and definitive proxy statement/prospectus, which will be a part of a registration statement, and other relevant documents with the SEC relating to the proposed Business Combination . This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. HSAC2’s and the Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about HSAC2, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of HSAC2 as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Health Sciences Acquisitions Corporation 2; 40 10th Avenue, Floor 7, New York, NY 10014.  Participants in the Solicitation  HSAC2 and its directors and executive officers may be deemed participants in the solicitation of proxies from HSAC2’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive  officers and a description of their interests in HSAC2 is contained in HSAC2’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2022 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Health Sciences Acquisitions Corporation 2; 40 10th Avenue, Floor 7, New York, NY 10014. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.  The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of HSAC2 in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.  INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Transaction Overview  4  Transaction Summary  Orchestra BioMed and Health Sciences Acquisitions Corporation 2 (“HSAC2”, Nasdaq: HSAQ) have entered into a definitive business combination agreement  HSAC2 is a special purpose acquisition company sponsored by RTW Investments, LP  Upon closing, HSAC2 will change its name to “Orchestra BioMed Holdings, Inc.” and is expected to trade under ticker “OBIO”  Expected post transaction implied pro forma fully diluted equity value of $317 million and pro forma fully diluted enterprise value of $158 million1  Transaction expected to close Q4 2022  Cash in Trust  Deal structured to provide a minimum of $70 million in gross cash to the combined company from HSAC2’s trust  RTW is providing up to a $50 million commitment to backstop potential redemptions  $20 million in total forward purchase agreements from Medtronic and RTW  Assuming no redemptions are made, an additional $90 million may be available from HSAC2’s trust account, providing maximum gross proceeds from the business combination of $160 million  Earnout  for Orchestra Shareholders  8M shares subject to milestones being achieved  50% at 20-day VWAP of $15.00/sh and 50% at 20-day VWAP of $20.00/sh, any time in 5 years following business combination closing  Opt-in requires an extended lock-up of 12 months  Sponsor Shares and Private Placement Warrants  Deferred Sponsor Shares Vesting  1M shares (25% of 4M sponsor shares) subject to vesting milestones being achieved  50% at 20-day VWAP of $15.00/sh and 50% at 20-day VWAP of $20.00/sh, any time in 5 years following business combination closing  Sponsor Private Placement Warrants issued at IPO  Sponsor agreed to extinguish 50% or 750,000 of its pre-paid Private Placement Warrants that have an exercise price of $11.50/sh and expire 5 years following completion of a business combination  Use of Proceeds  Orchestra BioMed expected to have a minimum total pro forma cash of $169 million, after expenses at announcement1  The combined company is expected to have sufficient capital into 2026 based on current plans and estimates  1Assumes company cash balance at 3/31/2022 pro forma for Avenue Capital Loan and Security Agreement and Series D preferred stock offering. Assumes minimum gross cash case of $70 million. If no redemptions, the company could have total pro forma cash of up to $259 million.

Terms of Transaction  5  Combination is structured to provide a minimum of $70 million in gross cash to the combined company  Sources & Uses (Minimum G  Sources  ross Cash Case)  Amount  Pro Forma Valuation (Minimum  Particulars  Gross Cash Case)  Amount  Cash Held in Trust 1  $70,000,000  Share Price  $10.00  Orchestra Fully Diluted Equity 2 3  213,000,000  Pro Forma Fully Diluted Shares Outstanding 2 3  31,750,000HSAC2 Sponsor Shares  34,500,000  P Forma Fully Diluted Equity Value  $317,500,000  Total Sources  $317,500,000  (-) Net Trust Cash 1  (58,000,000)  (-) Existing Balance Sheet Cash  (111,350,000)  (+) Debt  10,000,000  Pro Forma Fully Diluted Enterprise Value  $158,150,000  Pro Forma Basic Ownership  Uses  Amount  Orchestra Fully Diluted Equity

 Orchestra BioMed Executive Summary  Strategic collaboration with  Medtronic  Strong balance sheet with significant financial runway and outstanding investors  Medtronic  Partnership-enabled business model designed to accelerate innovation to patients, drive strong partner and shareholder value, & yield exceptional future profitability  Statistically significant double-blind, randomized preliminary trial efficacy data  Plan to initiate pivotal trial H2 2023  Strategic partnership with  Strong 3-year multi-center preliminary trial safety and efficacy data  Plan to initiate pivotal trial H1 2023  6  BackBeat CNT™ targets >$10B annual hypertension market  Firmware upgrade to exis:ng pacemaker  Virtue® SAB targets ∼$3B annual artery disease markets  Protected sirolimus delivery, non-coated balloon

 Enable new growth opportunities Outsource development Minimize P&L dilution  7  Orchestra BioMed’s Partnership-enabled Model Benefits All  Development  Strategic Partners  Commercializa0on  Improve patient lives Accelerate development  Leverage expertise & resources  Secure high-margin long-term royalties Outsource commercialization  Multiply pipeline opportunities  Shared Benefits

 Advancing a High-Impact Pipeline  8  *Plan to leverage existing coronary ISR data to support potential Pivotal Study; **Estimated global annual market opportunity for 2025.  Virtue SAB has received Breakthrough Device Designation for: 1The balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is  2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; 2The balloon dilation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; 3The balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter. Definition: First-In-Human (FIH)  Product Platforms  Target Indications  Preclinical Pivotal  Estimated Market**  Partner  Next Milestone & Expected Timing  BackBeat Cardiac  Neuromodulation  Therapy (CNT™)  Hypertension (HTN)  (pacemaker patients)  High-Risk HTN  (non-pacemaker patients)  CE Mark  >$2 Billion  Medtronic  Global Pivotal Trial Initiation H2 2023  >$8 Billion  Plan to Leverage Data  from HTN+P  CNT - HF  Heart Failure  >$3 Billion  Acute FIH Data 2023;  Chronic Study H2 2023  Virtue® Sirolimus AngioInfusion™ Balloon (SAB)  Coronary In-Stent Restenosis (ISR)  Coronary Small Vessel (SV)*  Below-the-Knee (BTK)*  FDA Breakthrough1  US ISR Pivotal Trial Initiation H1 2023  FDA Breakthrough2  ∼$3 Billion  Japan SV-ISR Study H2 2023  FDA Breakthrough3  US SV and Global BTK Studies 2024  SirolimusEFR™ Injection/ Direct Application  Osteoarthritis Ophthalmic Inflammation  >$1 Billion Each  Lead Program Selection 2023  SirolimusEFR™ Microporous Balloon Delivery  BPH & Strictures Chronic Rhinosinusitis  >$1 Billion Each  Lead Program Selection 2023

 George Papandreou  Inessa R. Wheeler  Bob Laughner  Stephen A. Zielinski  Ziv Belsky  Juan Lorenzo  Bill Baumbach, Ph.D.  Eileen Bailey  SVP, Quality  VP, Strategy &  VP, Regulatory Affairs  VP, Product Dev.,  VP, Research,  VP, Product Dev.,  VP, Scientific Affairs,  VP, Quality, Focal  Marketing  Bioelectronic Therapies  Bioelectronic Therapies  Focal Therapies  Focal Therapies  Therapies  Highly Accomplished Executive Team & Board  Executive Team: >250 Years of Experience, ~25 Avg Industry Years, >100 Product Approvals & >600 Authored Patents  David Hochman  Chairman, CEO, Co-Founder  Darren R. Sherman  President, COO, Director, Co-Founder  Michael Kaswan  Chief Financial Officer  Dennis Donohoe, M.D.  Chief Medical Officer  Yuval Mika, Ph.D.  GM & CTO, Bioelectronic Therapies  Hans-Peter Stoll, M.D., Ph.D.  Chief Clinical Officer  9  Eric S. Fain, M.D.  Board Member  Eric A. Rose, M.D.  Board Member  Pamela Connealy  Board Member  Geoffrey W. Smith  Board Member  Jason Aryeh  Board Member

 10  BackBeat Cardiac Neuromodulation Therapy (CNT ™)

 BackBeat CNT™ Overview  1Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey  11 (NHANES); 2Kalaras et al. Journal of the American Heart Association. ahajournals.org/doi/10.1161/JAHA.120.020492; 3Burkhoff. MODERATO II Study 2- Year Results TCT 2021;. Definitions: Ambulatory Systolic Blood Pressure (aSBP) and Office Systolic Blood Pressure (oSBP)  Opportunity  Hypertension is #1 comorbidity in pacemaker population affecting over 70% of patients1  Older population at increased risk for major events & challenges with drug compliance  Innovation  Bioelectronic therapy designed to substantially & persistently lower blood pressure  Compatible with standard pacemaker device & leverages existing treatment paradigm  Compelling clinical data from double-blind randomized study: significant 8.1 mmHg net reduction in 24-Hr aSBP at 6 months & 17.5 mmHg reduction in oSBP at 2 years2,3  Collaboration with Medtronic  Global pacemaker leader providing technology and development/clinical/regulatory support for Orchestra BioMed-sponsored global pivotal trial  Following regulatory approval, Medtronic has exclusive global rights to commercialization in the pacemaker-indicated patient population with double-digit revenue sharing for Orchestra BioMed of BackBeat CNT-enabled pacemaker sales

 Large Global Opportunity for Treating Hypertension in Target Populations  *Total addressable market in 2025 based on company estimates; 1Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); 2Known and well-characterized population, multiple references available; Definition: Hypertension (HTN)  12  >$10 Billion Potential Annual Global Market Opportunity*  >3.1 M Addressable HTN Patients  HTN + Pacemaker  Over 70% of pacemaker patients have HTN1  Older, co-morbid population at increased risk of major events2  High Risk HTN (Non-pacemaker)  Older patients with isolated systolic hypertension (ISH) and comorbidities  750,000 patients  >$2 Billion  Annual Global Opportunity  2,400,000 patients  >$8 Billion  HTN + Pacemaker  High Risk HTN

 Bioelectronic therapy designed to leverage standard rhythm management device procedures (dual-chamber pacemaker)  Same implant procedure and lead positions  Large trained physician pool  Same target patient population  Leverageable existing reimbursement  Mechanism of action  Designed to substantially reduce blood pressure by reducing preload through programmed pacing with short AV delays  Designed to maintain reduction by modulating sympathetic tone and reducing afterload through programmed variable pressure patterns  Designed to Substantially Lower BP & Maintain Reduction  BackBeat CNT™  13  Designed to Immediately, Substantially and Persistently Lower Blood Pressure  1. Reducing Preload Lowers BP  2. Modulating Sympathetic Tone Maintains Reduction in BP  SBP (mmHg)  150  Time (s)  155  150  145  140  135  130  0  50  100.  200  250  300

 MODERATO II Double-Blind, Randomized Results  BackBeat CNT™ showed encouraging results in MODERATO II, a prospecQve, mulQ-center, randomized, (BackBeat CNT + Medical Therapy vs. ConQnued Medical Therapy), double-blind, pilot study of pacemaker paQents with persistent hypertension  1Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/doi/10.1161/JAHA.120.020492; 2Burkhoff MODERATO II Study 2-Year Results TCT 2021; 324-Hr aSBP Control (n=19). 31 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure); Definitions: Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increased atrial fibrillation, serious ventricular arrhythmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient, Office Systolic Blood Pressure (oSBP), Ambulatory Systolic Blood Pressure (aSBP)  14  Significant Reduction in aSBP 24 Hours a Day  -11.1 mmHg in 24-Hour aSBP at 6 months   -17.5 mmHg in oSBP at 2 years 0% MACE vs. 9.5% in control group at 6 months 85% of patients with reduction in aSBP  Significant Reduction in 24-Hr aSBP and oSBP1,2  oSBP  6 Months 24 Months  aSBP  6 Months  0  -5  -10  -15  -20  -3.1  P = 0.17  -11.1  P < 0.001  -12.4  P < 0.001  -0.1  P = 0.94  -17.5  P < 0.01  Δ -12.3  P = 0.02  Δ -8.1  P = 0.01  Δ in BP (mmHg)  150  145  140  135  130  125  120  115  110  00:00  01:00  02:00  03:00  04:00  05:00  06:00  07:00  08:00  09:00  10:00  11:00  12:00  13:00  14:00  15:00  16:00  17:00  18:00  19:00  20:00  21:00  22:00  23:00  24-Hr aSBP (mmHg)  P < 0.01 for all times of day  Control (n=20)3  BackBeat CNT (n=26)  Pre-activation (n=26) 6 months (n=26)  6 Month Mean  Pre-activation Mean

 BackBeat CNT™ Medtronic Collaboration  Medtronic is the global leader in pacemakers  >$1.5 billion annual pacemaker revenues1  Key Terms: (Hypertension + Pacemaker population)  Orchestra BioMed drives and finances development as sponsor of global pivotal trial  Medtronic provides certain development/clinical/regulatory resources funded by Orchestra to support integration into a Medtronic pacemaker and execution of the pivotal trial  Medtronic has exclusive global rights for commercialization upon regulatory approval  Orchestra BioMed will receive the higher of a fixed dollar amount per BackBeat CNT- enabled device, which varies by geography, or a percentage of the BackBeat CNT generated sales. The Orchestra BioMed revenue generated per sale of BackBeat CNT- enabled device is expected to be between $500 and $1,600  Medtronic invested $40 million in Orchestra BioMed’s $110 million Series D financing and will invest an additional $10M in HSAC2 merger transaction  15  Aligned with Global Market Leader in Pacemakers and Device-based Hypertension Treatment  Medtronic  1Based on MDTs consolidated financial results for the fiscal year ended April 29, 2022

 16  Virtue® Sirolimus AngioInfusion™ Balloon (SAB)

 Virtue® SAB Overview  17  Opportunity  Significant need for “leave nothing behind” treatment for coronary and peripheral indications representing an ∼$3B global market opportunity1  Drug-eluting stents (DES) carry risks of long-term restenosis and late thrombosis; require extended dual antiplatelet therapy; not effective/approved for select patients/lesions  Innovation  Highly-differentiated, non-coated drug/device combination product candidate designed to enable angioplasty with protected delivery of extended release sirolimus  Compelling clinical results in multi-center coronary ISR clinical trial with 3-year follow-up2  FDA Breakthrough Device Designation received for indications in coronary ISR3, coronary SV4 and BTK5  Partnership with  Global commercial leader with >$2.5B annual interventional cardiology revenue responsible for commercializing Virtue SAB as flagship therapeutic offering  Collaboration driving multi-indication pivotal trial program starting with coronary ISR  Orchestra BioMed to receive double-digit royalties and per unit drug payments  1Total addressable market is 2025 market data based on company estimates;; 2von Birgelen et al. JACC Vol. 59, No. 15, 2012 April 10, 2012:1350–61; Virtue SAB has received Breakthrough Device Designation for: 3The balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to  4.0 mm in diameter, for the purpose of improving lumen diameter; 4The balloon dilation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery  of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; 5The balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter.

 Large Opportunity for Leave Nothing Behind SoluRon  18  ~$3 Billion Annual Global CAD & PAD Market Opportunity*  Artery disease is the primary cause of death worldwide  Large mature market with significant unmet need  – Suboptimal treatments for coronary ISR, coronary SV de novo and BTK  Designed to leverage existing treatment paradigm & established technologies: sirolimus and balloon angioplasty  >3.2M Addressable CAD & PAD Patients  (2025 Estimate)  ~2,000,000 patients  ~$1.8 Billion  Annual Global Opportunity  ~1,250,000 patients  ~$1.2 Billion  Coronary  Peripheral  *Total addressable market in 2025 based on company estimates; Definitions: Coronary Artery Disease (CAD), Peripheral Artery Disease (PAD), In-stent Restenosis (ISR), Small Vessel (SV, ≤2.5mm), High bleeding Risk De Novo (>2.5mm), Below-the-Knee (BTK, Rutherford 3-6, w/out severe comorbidities).

 Virtue® SAB  AngioInfusion™ Balloon designed to enable angioplasty with protected drug delivery to dilate vessel, to consistently deliver intended dose and to leave no metal behind  Designed to Enable Angioplasty with Protected Sirolimus Delivery while Leaving No Metal Behind  19  1Granada et al. EuroIntervenhon 2016;12:740-747  Precise dose protected in dose unit  Inflated to deliver dose through micropores  SirolimusEFR™ FormulaQon provided extended focal release of therapeugc levels of sirolimus through crigcal healing period (≈30 days)1  1000  100  10  1  0.1  0.01  0.001  0.0001  Sirolimus Tissue ConcentraYon (ng/mg)  Therapeutic Concentration > 1ng/mg  Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week  0  5  10  20  25  30  Coronary Distal Kidney Liver Lung  15  Time (Days)  N = 753 porcine coronary artery segments  Protected Delivery/No Drug Coating Design  No drug loss in transit  No time constraints on positioning No drug coating particulates

 Compelling SABRE Trial Results in Coronary ISR Patients  1Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. 2Granada 3-Year Clinical Results TCT 2018.  3-Year SABRE Trial Clinical Report on ﬁle. 4Data is based on per protocol populahon criteria revised to be consistent with proposed Virtue ISR-US pivotal study populahon. Deﬁni,ons: Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularizahon (TLR) and Myocardial Infarchon (MI).  20  Virtue® SAB preliminarily demonstrated encouraging safety and efficacy results in patients with coronary in-stent restenosis (ISR) in prospective, multi-center SABRE Trial1  0.12mm LLL at 6-months  2.8% Target Lesion Failure at 1 year  0% New TLR between 1 to 3 years  Preliminarily Demonstrated Safety with Low Event Rates Out to 3 Years  Preliminary Eﬃcacy Results Showed Low 0.12mm Late Loss  1RVD reported using Internormal values; 2Trial primary performance endpoint; 3Trial secondary performance endpoint (binary restenosis = >50% lumen diameter stenosis)  Event Rates (%)  TLR  TLF  10%  9%  8%  7%  6%  5%  4%  3%  2%  1%  0%  30 days 1-year 3-years  0% 0% 0% 0% 0%  Cardiac Death TV-MI  0%  0%  2.8%  2.8% 2.8%  2.8%  5.6%  4

 Virtue® SAB Terumo Partnership  Terumo is a global leader with >$2.5 billion annual interventional cardiology revenues1  Virtue SAB positioned as the flagship therapeutic offering with potential to drive significant future growth  Key Terms:  $30 million upfront and potential future clinical and regulatory milestones  $5 million equity investment including participation in Series D financing  Terumo responsible for clinical and regulatory expenses, excluding Virtue ISR-US study which Orchestra BioMed is sponsoring  Terumo responsible for device supply chain and commercialization expenses  Orchestra BioMed receives 10-15% royalty PLUS per unit payments for SirolimusEFR™ as exclusive supplier  Orchestra BioMed retains rights to Virtue SAB in all clinical applications outside of vascular indications  21  MulLnaLonal Market Leader Provides Global Commercial Reach and Long-Term Alignment  1Based on Terumo’s consolidated financial results for the fiscal year ended March 31, 2022

 Virtue® SAB – Coronary ISR US Pivotal Trial  22  Double-blind, mul_- center, prospec_ve, randomized controlled trial  in pa_ents with single-layer coronary ISR  Virtue® SAB N=200  R  Target Lesion Failure  (CD, TV-MI and TLR) at 12 months  Primary Endpoint  Statistical Assumption  90% powered for superiority Virtue SAB TLF ≤ 19% vs. PBA TLF ≥ 30%  Success Considerations Virtue SAB: 2.8% TLF at 12 months in SABRE trial per protocol population  PBA: 33-46% TLF at 12 months in coronary ISR published studies  12 Month Primary Endpoint  12-18 Months Enrollment  Key Inclusion  RVD 2.5 to 4.0 mm,  <30% DS  (vs. RVD 2.5 to 3.5,  <40% DS SABRE1  Trial)  1Verheye S. JACC Cardiovasc Interv. 2017; 10: 2029-37. Definitions: Coronary In-stent Restenosis (ISR), Diameter Stenosis (DS), Plain Balloon Angioplasty (PBA). Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population.  PBA N=100

 Use of Proceeds  23  AcRvity  Description  Estimated Expenses H2 2022 - 2025  Research & Development  General R&D enabling work for BackBeat CNT™ and Virtue® SAB  BackBeat CNT  Firmware integration into Medtronic device; testing and validation activities  Clinical trial planning and preparation  IDE preparation and submission  Virtue SAB  GLP and biocompatibility testing for IDE submission  SirolimusEFR production and process scale-up activities  Clinical trial materials (device and drug) manufacturing and testing  IDE preparation and submission  CNT-HF and SirolimusEFR feasibility work  $35-45M  Backbeat CNT & Virtue SAB Pivotal Trials  Execution of multinational BackBeat CNT HTN+P pivotal trial (design, enrollment, data collection, analysis and monitoring)  Execution of Virtue SAB ISR-US pivotal trial (design, enrollment, data collection, analysis and monitoring)  $55-65M  General & Administrative  General overhead  Includes public company expenses  Minimal sales or marketing expenses; strategic partners drive commercialization  ~$3M avg. per quarter  H2 2022 - 2025 Expenses by Category  Definitions: Coronary In-stent Restenosis (ISR), Research & Development (R&D), Investigation Device Exemption (IDE), Good Laboratory Practice (GLP)

 24  Two Programs Targe0ng Large Markets Supported by Promising Trial Data Entering Pivotal Trials  BackBeat CNT™  >$10 billion annual market  Randomized, controlled study shows eﬃcacy potengal  Collaboragon with Medtronic  Virtue® SAB  ∼$3 billion annual market  3-year pilot study results show potengal safety & eﬃcacy  Partnered with  Bringing Medical  Inn vations to Life Through Partnerships  Partnership-Enabled  Business Model & Acc hip  omplished Leaders Team  – Designed to accelerate  innovation to patients, enable pipeline expansion and drive strong partner and shareholder value  – Highly experienced team with proven track record of innovation and execution  Strong Balance Sheet with Significant Financial Runway and Committed Investors  Medtronic

 Partnership-Enabled Business Model  25

 Significant Barriers Prevent Innovation From Reaching Patients  26 1Pitchbook – Analysis of 430 companies since 2015 that completed at least Series B financing 2SVB Healthcare Report 2019 3Capital IQ  Startups often struggle for resources to reach commercial value inflection  Large companies’ constrained R&D budgets limit  innovation & acquisitions  Increasing burden of cost, time, and work  to bring medical innovation to patients  Product Development  Commercialization  Avg $60M funding needed, 85% of acquisitions required commercial traction1  Avg 7% of revenue spent on R&D by top 20 med device vs. 20% in pharma2,3

 Orchestra BioMed Can Accelerate Innovation to Patients  27  Risk-Reward Sharing Partnerships  Can Overcome the Barriers to Innovation

 28  SelecRng OpRmal OpportuniRes  Develop for Partnership  Pre-partnered Acquisitions  Key Pipeline Criteria  Large Market with Unmet Needs  Large market, significant unmet needs, established distribution channels  Potential for High Impact  Designed to improve standard of care, fit existing treatment paradigm, disrupt market dynamics  Favorable for Partnering  Significant differentiation, attractive economics for partnership, durable IP protection  Innovation  Royalty-based R&D Programs

 Orchestrating Inn  vation  29  Created Pipeline, Pioneered Business Model and Established Partnerships  Combined, our leadership team has  Years of experience  Average years of experience each  New product approvals/clearances  Authored patents  250+  25  100+  600+  Accomplished Leadership Team

 Appendix: Summary of Risk Factors  Risks Related to Orchestra’s Business and Products  Orchestra has a history of net losses, expects to continue to incur losses for the foreseeable future and may never become profitable.  If Orchestra does not achieve its projected development and commercialization goals, its business may be harmed.  Even if Orchestra obtains all necessary FDA approvals and clearances, its product candidates may not achieve or maintain market acceptance.  Orchestra may be unable to compete successfully with larger companies in its highly competitive industry.  Orchestra may expend its limited resources to pursue a particular product or indication and fail to capitalize on products or indications that may be more profitable or for which there is a greater likelihood of success.  Orchestra’s operating results may fluctuate significantly, which makes its future operating results difficult to predict and could cause operating results to fall below expectations or any guidance it may provide.  A pandemic, such as the COVID-19 pandemic, could adversely impact our business, including our clinical trials and financial condition.  Orchestra’s loan and security agreement contains operating covenants and restrictions that may restrict its business and financing activities.  If Orchestra’s clinical trials are unsuccessful or significantly delayed, or if Orchestra does not complete its clinical trials, its business may be harmed.  Interim, ‘‘top-line’’ and preliminary data from Orchestra’s clinical trials that it announces or publishes from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data.  Orchestra’s product candidates may be associated with serious adverse events, undesirable side effects or have other properties that could halt their clinical development, prevent their regulatory approval, limit their commercial potential or result in significant negative consequences.  Orchestra depends on attracting, retaining and developing key management, clinical, scientific and sales and marketing personnel, and  losing these personnel could impair the development and sales of our products or product candidates.  If Orchestra makes acquisitions, it could incur significant costs and encounter difficulties that harm its business.  Product liability and other claims may reduce demand for Orchestra’s products or result in substantial damages.  The misuse or off-label use of Orchestra’s products may harm its reputation in the marketplace, result in injuries that lead to product liability suits or result in costly investigations, fines or sanctions by regulatory bodies if Orchestra is deemed to have engaged in the promotion of these uses, any of which could be costly to its business.  Orchestra’s internal computer systems, or those of any of its contract research organizations, manufacturers, other contractors, consultants, collaborators or potential future collaborators, may fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of proprietary or confidential data, employee data, or personal data, which could result in additional costs, loss of revenue, significant liabilities, harm to Orchestra’s brand and material disruption of its operations.  Economic conditions, including inflation caused by, among other things, the ongoing invasion of Ukraine by Russia, may adversely affect Orchestra’s business, financial condition and share price.  Disruptions at the FDA and other government agencies caused by funding shortages or global health concerns could hinder their ability to hire, retain or deploy key leadership and other personnel, or otherwise prevent new or modified products from being developed, cleared or approved or commercialized in a timely manner or at all, which could negatively impact Orchestra’s business.  In the future, we expect to be subject to a variety of risks associated with marketing and distributing our products internationally that could materially adversely affect our business.  The sizes of the markets for product candidates have not been established with precision, and may be smaller than Orchestra estimates.  Orchestra may in the future bring certain validation testing and pharmaceutical manufacturing capabilities in-house, and it may not be able to do so successfully or in compliance with FDA regulations.  30

 Appendix: Summary of Risk Factors (Cont’d)  Risks Related to Orchestra BioMed’s Reliance on Third Parties  Orchestra expects to be highly dependent on partners and third-party vendors to manufacture and provide important materials and components for its products and product candidates.  Orchestra may be unable to reach certain milestones under its agreement with Terumo by the dates specified or at all.  Orchestra expects to be highly dependent on partners to drive the successful marketing and sale of our initial product candidates.  Orchestra and its partners may be unable to sustain revenue growth.  From time to time, Orchestra engages outside parties to perform services related to certain of its clinical studies and trials, and any failure of those parties to fulfill their obligations could cause costs and delays.  The continuing development of many of Orchestra’s products and product candidates depends upon maintaining strong working relationships with physicians.  Orchestra has limited pharmaceutical manufacturing experience and may experience development or manufacturing problems or delays in producing its products and planned or future products that could limit the potential growth of revenue or increase losses.  Orchestra sources certain products from foreign suppliers, making it vulnerable to supply problems or price fluctuations caused by trade conflicts and other geopolitical events.  The ongoing Russian invasion in Ukraine may have an adverse effect on the operations of our partners.  Risks Related to Government Regulation and Orchestra BioMed’s Industry  Healthcare reform initiatives and other administrative and legislative proposals may adversely affect Orchestra’s business.  Orchestra may not obtain the necessary approvals and failure to obtain timely regulatory approval, if at all, would adversely affect its business.  Orchestra’s medical device products must be manufactured in accordance with federal and state regulations, and it or any of its suppliers or third-party manufacturers could be forced to recall installed systems or terminate production if we or they fail to comply with these regulations.  Even if Orchestra obtains regulatory approval for a product candidate, its products will remain subject to regulatory scrutiny and post-marketing requirements and failure to comply with post-  marketing regulatory requirements could subject us to enforcement actions, including substantial penalties, and might require us to recall or withdraw a product from the market.  Orchestra’s medical device products, if approved, may cause or contribute to adverse medical events or be subject to failures or malfunctions that Orchestra is required to report to the FDA, and if we fail to do so, we would be subject to sanctions that could harm our reputation, business, financial condition and results of operations.  The discovery of serious safety issues with Orchestra’s products, or a recall of our products either voluntarily or at the direction of the FDA or another governmental authority, could have a negative impact on us.  Virtue SAB is a drug/device combination, which may result in additional regulatory and other risks.  If the FDA does not conclude that SirolimusEFR as a standalone product candidate satisfies the requirements for the Section 505(b)(2) regulatory approval pathway, or if the requirements for such product candidates under Section 505(b)(2) are not as Orchestra expects, the approval pathway for those product candidates may likely take significantly longer, cost significantly more and entail significantly greater complications and risks than anticipated, and in either case may not be successful.  Changes in methods of product candidate manufacturing or formulation may result in additional costs or delay.  Orchestra’s relationships with physicians, patients and payors in the United States and elsewhere may be subject, directly or indirectly, to applicable anti-kickback, fraud and abuse, false claims, transparency, and other healthcare laws and regulations.  Healthcare cost containment pressures and legislative or administrative reforms resulting in restrictive coverage and reimbursement practices of third-party payors could decrease the demand for Orchestra’s products, the prices that customers are willing to pay for those products and the number of procedures performed using its devices, which could have an adverse effect on its  business.  Changes in and failures to comply with U.S. and foreign privacy and data protection laws, regulations and standards may adversely affect Orchestra’s business, operations and financial performance.  Environmental and health safety laws may result in liabilities, expenses and restrictions on Orchestra’s operations.  Orchestra is subject to anti-bribery, anti-corruption, and anti-money laundering laws, including the U.S. Foreign Corrupt Practices Act, and violations of these laws could result in substantial penalties and prosecution.  31